Exhibit 10.38

XG SCIENCES, INC.

FIRST AMENDMENT TO SHAREHOLDER AGREEMENT

This First Amendment to Shareholder Agreement (“Amendment”) is made and entered into effective as set forth herein by and among XG Sciences, Inc., a Michigan corporation (the “Company”), and each current individual and entity shareholder of the Company (collectively, the “Shareholders”).

Recitals

Whereas, the Company and certain Shareholders entered into a shareholder agreement dated March 18, 2013 (the “Shareholder Agreement”), and the Company’s remaining Shareholders adopted the Shareholder Agreement by executing adoption agreements;

Whereas, Section 13.3 of the Shareholder Agreement provides, among other things, that the Shareholder Agreement may be amended with the written consent of: (i) a majority of the Company’s board of directors, and (ii) persons holding, in the aggregate, shares of Shareholder Stock representing at least sixty percent (60%) of the voting power of all shares of Shareholder Stock then held by Shareholders and their permitted assignees; provided that certain provisions of the Shareholder Agreement may not be amended without the consent of certain Shareholders subject to certain minimum ownership requirements (collectively, the “Amendment Conditions”);

Whereas, Section 13.3 of the Shareholder Agreement further provides that any amendment effected in accordance with the Amendment Conditions is binding on all Shareholders, including Shareholders who do not consent to the amendment; and

Whereas, the Company with the written consent of its board of directors and the Shareholders who execute this Amendment desire to amend the Shareholder Agreement in accordance with the terms of this Amendment effective upon the first date on which both of the following conditions precedent are satisfied: (A) the Amendment Conditions are satisfied, and (b) a registration statement registering shares of the Company’s Common Stock is filed with the Securities and Exchange Commission and declared effective under the Securities Act of 1933, as amended.

Amendment

1.	The following sentence is added to the introductory paragraph.

An individual who holds Excluded Stock is not a Shareholder within the meaning of this Agreement unless the individual also holds Shareholder Stock that is not Excluded Stock.

2.	The following sentence is added to the end of Section 1.1.

Shareholder Stock excludes Excluded Stock.

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3.	The following Section 1.7 is added.

1.7           “Excluded Stock” means shares of Common Stock the offer and sale by the Company of which is subject to a registration statement that: (a) has been filed with the Securities and Exchange Commission, and (b) has been declared effective under the Securities Act of 1933, as amended.

4.	Section 8.4 is amended to add the following subsection (h).

(h)          and Excluded Stock.

5.	Section 13.6 is amended to add the following subsection (c).

(c)          or the date on which the Company’s Common Stock is listed on the NASDAQ Stock Market or the New York Stock Exchange.

6.	The following sentence is added to the end of Section 13.12.

For the avoidance of doubt, this Agreement does not apply to Excluded Stock, including without limitation Excluded Stock that is held by or for the benefit of a Shareholder.

7.            This Amendment will amend the Shareholder Agreement in accordance with Section 13.3 of the Shareholder Agreement effective upon the first date on which both of the following conditions precedent are satisfied (the “Effective Date”): (A) the Amendment Conditions are satisfied, and (b) a registration statement registering shares of the Company’s Common Stock is filed with the Securities and Exchange Commission and declared effective under the Securities Act of 1933, as amended. The Shareholder Agreement will remain in effect until the Effective Date, upon which this Amendment will become effective to amend the Shareholder Agreement.

8.	All other terms and provisions of the Shareholder Agreement remain in full force and effect.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto make and execute this Amendment effective upon the Effective Date.

COMPANY AND ITS BOARD OF DIRECTORS:

XG SCIENCES, INC.

By:	/s/ Philip L. Rose
Philip L. Rose, as President and on behalf of the Board of Directors

Date: 2/24/2016

SHAREHOLDERS:

ASC-XGS, LLC		Aspen Advanced Opportunity Fund, LP

Signature:	/s/ David G. Pendell	Signature:	/s/ Steve Jones
Print Name:	David G. Pendell	Print Name:	Steve Jones
Title:	General Partner	Title:	Authorized Signatory

Date: 2/24/2016		Date: 2/26/2016

XGS II, LLC		SVIC No. 15 New Technology Business Investment, L.L.P.

Signature:	/s/ David G. Pendell	Signature:	/s/ Michael Pachos
Print Name:	David G. Pendell	Print Name:	Michael Pachos
Title:	General Partner	Title:	Director

Date: 2/24/2016		Date: 2/24/2016

[Signature Page to First Amendment to Shareholder Agreement]

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